Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarter Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	June 30,	July 1,
	2007	2006
	(in thousands)
Chicken Sales:
United States
Prepared Foods:
Foodservice	$493,872	$390,845
Retail	$147,835	$83,235
Total Prepared Foods	$641,707	$474,080

Fresh Chicken:
Foodservice	$670,203	$345,131
Retail	$298,055	$122,912
Total Fresh Chicken	$968,258	$468,043
Export and Other
Export:
Prepared Foods	$24,358	$16,314
Chicken	$168,514	$58,457
Total Export (a)	$192,872	$74,772
Other Chicken By Products	$6,481	$3,024
Total Export and Other	$199,353	$77,795
Total U.S. Chicken	$1,809,318	$1,019,918

Mexico:	$131,637	$106,996
Total Chicken Sales	$1,940,954	$1,126,915

Total Prepared Foods	666,065	490,394

Turkey Sales:
Prepared Foods:
Foodservice	$440	$823
Retail	$55	$187
Total Prepared Foods	$495	$1,011

Fresh Turkey:
Foodservice	$3,092	$1,559
Retail	$13,761	$11,988
Total Fresh Turkey	$16,853	$13,547
Export and Other
Export:
Prepared Foods	$122	$26
Turkey	$1,218	$995
Total Export (a)	$1,340	$1,021
Other Turkey By Products	$226	$174
Total Export and Other	$1,566	$1,194
Total Turkey Sales	$18,914	$15,752

Total Prepared Foods	$617	$1,037

Sale of Other Products
U.S.	$152,765	$137,997
Mexico	$5,753	$6,982
Total Other Products	$158,517	$144,979
Total Net Sales	$2,118,386	$1,287,646

	June 30,	July 1,
	2007	2006

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	27.3%	38.3%
Retail	8.2%	8.2%
Total Prepared Foods	35.5%	46.5%

Fresh Chicken:
Foodservice	37.0%	33.8%
Retail	16.5%	12.1%
Total Fresh Chicken	53.5%	45.9%
Export and Other
Export:
Prepared Foods	1.3%	1.6%
Chicken	9.3%	5.7%
Total Export (a)	10.7%	7.3%
Other Chicken By Products	0.4%	0.3%
Export and Other	11.0%	7.6%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	2.3%	5.2%
Retail	0.3%	1.2%
Total Prepared Foods	2.6%	6.4%

Fresh Turkey:
Foodservice	16.3%	9.9%
Retail	72.8%	76.1%
Total Fresh Turkey	89.1%	86.0%
Export and Other
Export:
Prepared Foods	0.6%	0.2%
Turkey	6.4%	6.3%
Total Export (a)	7.1%	6.5%
Other Turkey By Products	1.2%	1.1%
Export and Other	8.3%	7.6%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	06/30/07	07/01/06

Income Statement Data:
Net sales	$2,118,386	$1,287,646
Non-recurring recoveries	-	-
Turkey restructuring and related charges	-	-
Gross margin	235,238	42,696
Selling, general and administrative expenses	98,461	69,433
Operating income (loss)	136,777	(26,737)
Interest expense, net	40,723	11,468
Miscellaneous, net	(2,869)	(231)
Income (loss) before income taxes and extraordinary charge	98,923	(37,974)
Income tax expense (benefit)	36,282	(17,501)
Income (loss) before extraordinary charge	62,641	(20,473)
Extraordinary charge - net of tax	-	-
Net income (loss)	$62,641	$(20,473)

Per Common Share Data:
Income (loss) before extraordinary charge	$0.94	$(0.31)
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$0.94	$(0.31)
Cash dividends	$0.023	$0.023
Book value	$16.98	$16.90

Balance Sheet Summary:
Working capital	$701,651	$438,856
Total assets	$4,187,550	$2,335,571
Notes payable and current maturities of long-term debt	$3,134	$7,768
Long-term debt, less current maturities	$1,718,774	$484,970
Total debt	$1,721,908	$492,738
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,130,034	$1,124,861

Cash Flow Summary:
Operating cash flow	$108,638	$8,558
Depreciation & amortization (a)	$58,005	$34,960
Capital expenditures	$41,711	$26,794
Business acquisitions	$-	$-
Financing activities, net	$(77,548)	$(3,875)

Cashflow Ratios:
EBITDA (b)	$196,533	$7,977
EBITDA (last four qtrs.)	$315,198	$239,068

Key Indicators (as a percentage of net sales):
Gross margin	11.1%	3.3%
Selling, general and adminsitrative expenses	4.6%	5.4%
Opertaing income (loss)	6.5%	-2.1%
Interest expense, net	1.9%	0.9%
Net income (loss)	3.0%	-1.6%

(a) Includes amortization of capitalized financing costs of approximately	1,118	477

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$62,641	$(20,473)
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	36,282	(17,501)
Interest expense, net	40,723	11,468
Depreciation and amortization	58,005	34,960
Minus:
Amortization of capitalized financing costs	1,118	477
EBITDA	$196,533	$7,977

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	6/30/2007	7/1/2006
Net Sales to Customers:
Chicken:
United States	$1,809,317	$1,019,918
Mexico	131,636	106,996
Sub-total	1,940,953	1,126,914
Turkey	18,915	15,753
Other Products:
United States	152,766	137,997
Mexico	5,752	6,982
Sub-total	158,518	144,979
Total	$2,118,386	$1,287,646

Operating Income:
Chicken:
United States	$116,749	$(20,158)
Mexico	14,427	(4,951)
Sub-total	131,176	(25,109)
Turkey	(1,915)	(3,598)
Other Products:
United States	6,668	1,597
Mexico	848	373
Sub-total	7,516	1,970
Non-recurring recoveries	-	-
Total	$136,777	$(26,737)

Depreciation and Amortization: (a)
Chicken:
United States	$53,629	$29,400
Mexico	2,754	2,752
Sub-total	56,383	32,152
Other Products:	404	705
United States
Mexico	1,160	2,060
Sub-total	58	43
Turkey	1,218	2,103
Total	$58,005	$34,960

Total Assets:
Chicken:
United States	$3,619,620	$1,874,282
Mexico	381,981	286,890
Sub-total	4,001,602	2,161,172
Turkey	68,521	76,978
Other Products:
United States	113,727	87,778
Mexico	3,700	2,211
Sub-total	117,427	89,989
Total	$4,187,550	$2,328,139

Capital Expenditures:
Chicken:
United States	$40,307	$24,225
Mexico	$262	$1,652
Sub-total	40,569	25,877
Turkey	$98	$81
Other Products:
United States	1,044	803
Mexico	-	33
Sub-total	1,044	836
Total	$41,711	$26,794

(a) Includes amortization of capitalized financing costs of approximately	$1,118	$477

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	06/30/07	07/01/06
U.S. Chicken

U.S. Chicken Sales (000's)	$ 1,809,318	$ 1,019,918
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.8420	$0.6965
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.9325	$0.7695

U.S. Chicken Net Pounds Produced (000's)	2,148,848	1,464,301
U.S. Chicken Pounds Sold (000's)	1,940,206	1,325,452

U.S. Chicken Operating Income (000's) (e)	116,748	(20,158)
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	6.45%	-1.98%

Turkey

U.S. Turkey Sales (000's)	18,915	15,753
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.5084	$0.4312
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7802	$0.7399

U.S. Turkey Operating Income (000's)	(1,915)	(3,598)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-10.12%	-22.84%

U.S. Turkey Net Pounds Produced (000's)	37,205	36,533
U.S. Turkey Pounds Sold (000's)	24,243	21,291

U.S. Other

U.S. Other Sales	152,765	137,997

U.S. Other Operating Income	6,669	1,597
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	4.37%	1.16%

U.S. Summary

U.S. Sales (000's)	1,980,998	1,173,668
U.S. Cost of Sales (000's)	1,768,059	1,133,606
U.S. Gross Margin (000's)	212,939	40,062
U.S. Gross Margin as a percent of U.S. Sales	10.75%	3.41%

U.S. Selling, General and Administrative Expenses (000's)	91,437	62,221
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.62%	5.30%

Restructuring and Related Charges - Turkey	-	-
Insurance Proceeds - Turkey	-	-
Vitamin Settlements (000's)	-	-

U.S. Operating Income (000's)	121,502	(22,159)
U.S. Operating Income as a percent of U.S. Sales	6.13%	-1.89%

Mexico Chicken

Mexico Chicken Sales (000's)	131,636	106,996
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7749	$0.6340
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.7749	$0.6022

Mexico Net Pounds Produced (000's)	169,868	168,767
Mexico Net Pounds Sold (000's)	169,867	177,661

Mexico Other

Mexico Other Sales (000's)	5,752	6,982

Mexico Summary

Mexico Sales (000's)	137,388	113,978
Mexico Cost of Sales (000's)	115,089	111,344
Mexico Gross Margin (000's)	22,299	2,634
Mexico Gross Margin as a percent of Mexico Sales	16.2%	2.3%

Mexico Selling, General and Administrative Expenses (000's)	7,024	7,212
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	5.1%	6.3%

Mexico Operating Income (000's)	15,275	(4,578)
Mexico Operating Income as a percent of Mexico Sales	11.1%	-4.0%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,940,954	1,126,914
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.8371	$0.6901
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.9199	$0.7497

Chicken Net Pounds Produced from all Divisions (000's)	2,318,716	1,633,068
Chicken Pounds Sold from all Divisions (000's)	2,110,073	1,503,113

Turkey Operations:
U.S. Turkey Sales (000's)	18,915	15,753
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.5084	$0.4312
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7802	$0.7399

U.S. Turkey Net Pounds Produced (000's)	37,205	36,533
U.S. Turkey Pounds Sold (000's)	24,243	21,291

Other Operations:
Other Sales (000's)	158,517	144,979

Totals All Operations:
Total Net Sales (000's)	2,118,386	1,287,646
Total Cost of Sales (000's)	1,883,148	1,244,950
Gross Margin from all operations (000's)	235,238	42,696
Gross Margin from all operations as a percent of Total Net Sales	11.10%	3.32%

Total Selling, General and Administrative Expenses (000's)	98,461	69,433
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.65%	5.39%

Operating Income from all operations (000's)	136,777	(26,737)
Operating Income from all operations as a percent of Total Net Sales	6.46%	-2.08%

Consolidated Adjusted Operating Income (000's)	136,777	(26,737)
Consolidated Adjusted Operating Income as a percent of Total Net Sales	6.46%	-2.08%

Pilgrim's Pride Corporation
Proforma Statistical Management Discussion and Analysis (a)
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
07/01/06
U.S. Chicken

U.S. Chicken Sales (000's)	$1,509,354
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.6663
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.7578

U.S. Chicken Net Pounds Produced (000's)	2,265,273
U.S. Chicken Pounds Sold (000's)	1,991,650

U.S. Chicken Operating Income (000's)	(41,251)
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-2.73%

Turkey

U.S. Turkey Sales (000's)	15,901
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4353
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7351

U.S. Turkey Operating Income (000's)	(3,598)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-22.63%

U.S. Turkey Net Pounds Produced (000's)	36,533
U.S. Turkey Pounds Sold (000's)	21,630

U.S. Other

U.S. Other Sales	151,837

U.S. Other Operating Income	1,704
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	1.12%

U.S. Summary

U.S. Sales (000's)	1,677,092
U.S. Cost of Sales (000's)	1,632,427
U.S. Gross Margin (000's)	44,665
U.S. Gross Margin as a percent of U.S. Sales	2.66%

U.S. Selling, General and Administrative Expenses (000's)	87,810
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.24%

Restructuring and Related Charges - Turkey	-

U.S. Operating Income (000's)	(43,145)
U.S. Operating Income as a percent of U.S. Sales	-2.57%

Mexico Chicken

Mexico Chicken Sales (000's)	106,996
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6340
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6022

Mexico Net Pounds Produced (000's)	168,767
Mexico Net Pounds Sold (000's)	177,661

Mexico Other

Mexico Other Sales (000's)	6,982

Mexico Summary

Mexico Sales (000's)	113,978
Mexico Cost of Sales (000's)	111,344
Mexico Gross Margin (000's)	2,634
Mexico Gross Margin as a percent of Mexico Sales	2.3%

Mexico Selling, General and Administrative Expenses (000's)	7,212
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.3%

Mexico Operating Income (000's)	(4,578)
Mexico Operating Income as a percent of Mexico Sales	-4.0%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,616,350
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6641
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7451

Chicken Net Pounds Produced from all Divisions (000's)	2,434,040
Chicken Pounds Sold from all Divisions (000's)	2,169,311

Turkey Operations:
U.S. Turkey Sales (000's)	15,901
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.4353
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.7351

U.S. Turkey Net Pounds Produced (000's)	36,533
U.S. Turkey Pounds Sold (000's)	21,630

Other Operations:
Other Sales (000's)	158,819

Totals All Operations:
Total Net Sales (000's)	1,791,070
Total Cost of Sales (000's)	1,743,771
Gross Margin from all operations (000's)	47,299
Gross Margin from all operations as a percent of Total Net Sales	2.64%

Total Selling, General and Administrative Expenses (000's)	95,022
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.31%

Restructuring and Related Charges - Turkey	-

Operating Income from all operations (000's)	(47,723)
Operating Income from all operations as a percent of Total Net Sales	-2.66%